UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):
April 29, 2020

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value, $0.01 per share	IBTX	NASDAQ Global Select Market
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On April 29, 2020, Independent Bank Group, Inc. publicly disseminated a press release announcing the declaration of a quarterly dividend on its common stock in the amount of $0.25 per share. The dividend will be payable on May 21, 2020, to shareholders of record as of the close of business on May 11, 2020. A copy of the text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 99.1	Text of Press Release issued by Independent Bank Group, Inc., dated April 29, 2020, announcing a quarterly dividend on its common stock

Exhibit 101.SCH *	Inline XBRL Taxonomy Extension Schema Document

Exhibit 101.CAL *	Inline XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 101.DEF *	Inline XBRL Taxonomy Extension Definition Linkbase Document

Exhibit 101.LAB *	Inline XBRL Taxonomy Extension Label Linkbase Document

Exhibit 101.PRE *	Inline XBRL Taxonomy Extension Presentation Linkbase Document

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

*    Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated April 29, 2020
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President